CAREADVANTAGE, INC.

                                   EXHIBIT 32
                                   ----------

                               CAREADVANTAGE, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to, and for purposes only of, 18 U.S.C. ss. 1350, I, Dennis J. Mouras, Chief Executive Officer and acting Principal Financial Officer of CareAdvantage, Inc. (the "Company") hereby certify that (i) the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30,2003 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ Dennis J. Mouras
Dated: August 14, 2003              --------------------------------------------
                                    Dennis J. Mouras
                                    Chief Executive Officer and acting Principal
                                    Financial Officer